UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Additional Private Exchange of Convertible Notes

As previously announced, on February 12, 2018, Iconix Brand Group, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Original Exchange Agreements”) with certain holders of the Company’s outstanding 1.50% Convertible Senior Subordinated Notes due 2018 (the “2018 Convertible Notes”). Pursuant to the Exchange Agreements, the Company intends to exchange new convertible senior subordinated secured notes (the “New Convertible Notes”) to be issued by the Company pursuant to an indenture to be entered into by the Company and cash payments representing accrued but unpaid interest on the 2018 Convertible Notes (the “Exchange”).

As previously announced, the Exchange contemplated the ability to enter into agreements with one or more holders of 2018 Convertible Notes to increase the aggregate principal amount of 2018 Convertible Notes participating in the Exchange from approximately $110 million up to $125 million. On February 14, 2018, the Company entered into an additional privately negotiated exchange agreement (the “Additional Exchange Agreement” and, together with the Original Exchange Agreements, the “Exchange Agreements”) with certain holders of the Company’s 2018 Convertible Notes pursuant to which the Company will exchange an additional $15.6 million aggregate principal amount of 2018 Convertible Notes for New Convertible Notes bringing the total aggregate principal amount of 2018 Convertible Notes participating in the Exchange to $125 million. The Company expects to settle the Exchange on February 22, 2018.

The terms of the Additional Exchange Agreement are identical to those of the Original Exchange Agreements, as described in Item 1.01 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 12, 2018, which Current Report is incorporated herein by reference.

Determination of Volume-Weighted Average Price, Conversion Rate and Conversion Price

In accordance with the Exchange Agreements, the Company determined that, as of market close on February 16, 2018, the average of the five individual volume-weighted average prices (the “VWAP”) for the five-trading day period beginning on February 12, 2018 was $1.6678 per share. Because the VWAP for the five-trading day period beginning on February 12, 2018 exceeded $1.656 (which price represented the top end of a 32.5% collar around the closing price of $1.25 on February 9, 2018), for purposes of determining the conversion rate for the New Convertible Notes, the price per share used was $1.656.

Following calculation of the VWAP for the five-trading day period beginning on February 12, 2018, the Company was also able to set the conversion rate and the conversion price under the New Notes. The conversion rate under the New Notes was set to be approximately 513.9274 shares of the Company’s common stock per $1,000 principal amount of New Convertible Notes and the conversion price for the New Notes was set to approximately $1.9458. The conversion rate and conversion price were determined based on a conversion premium of 17.5% over the price per share of $1.656.

Other relevant terms of the New Convertible Notes are set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company with the SEC on February 12, 2018, which is incorporated herein by reference.

Item 8.01	Other Events.

On February 16, 2018, the Company issued a press release announcing that it had entered into the Additional Exchange Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 16, 2018.

Forward-Looking Statements

In addition to historical information, this Current Report contains forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include projections regarding the Company’s beliefs and expectations about future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek” and similar terms or phrases. These statements are based on the Company’s beliefs and assumptions, which in turn are based on information available as of the date of this Current Report. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the Company’s licensees to maintain their license agreements or to produce and market products bearing the Company’s brand names, the Company’s ability to retain and negotiate favorable licenses, the Company’s ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ David K. Jones
	Name:	David K. Jones
	Title:	Executive Vice President and Chief Financial Officer

Date: February 16, 2018